Exhibit 99.2

PXRE	Consolidated Balance Sheets
Group Ltd.	(Dollars in thousands, except par value per share)

		December 31,

		2004	2003

		(Unaudited)

Assets	Investments:
	Fixed maturities:
	Available-for-sale (amortized cost $705,204 and $613,833, respectively)	$701,798	$617,658
	Trading (cost $13,725 and $20,370, respectively)	15,483	21,451
	Short-term investments	296,318	175,771
	Hedge funds (cost $86,549 and $87,691, respectively)	129,118	121,466
	Other invested assets (cost $5,663 and $9,365, respectively)	6,823	10,173

	Total investments	1,149,540	946,519
	Cash	15,668	65,808
	Accrued investment income	8,054	5,490
	Premiums receivable, net	93,116	79,501
	Other receivables	35,315	30,695
	Reinsurance recoverable on paid losses	8,003	15,494
	Reinsurance recoverable on unpaid losses	61,215	146,924
	Ceded unearned premiums	3,500	10,454
	Deferred acquisition costs	1,745	2,495
	Income tax recoverable	31,594	14,133
	Other assets	46,666	42,134

	Total assets	$1,454,416	$1,359,647

Liabilities	Reserve for losses and loss expenses	$460,084	$450,635
	Reserve for unearned premiums	15,952	21,566
	Subordinated debt	167,075	—
	Reinsurance balances payable	10,937	53,373
	Deposit liabilities	72,143	80,583
	Other liabilities	31,670	32,133

	Total liabilities	757,861	638,290

	Minority interest in consolidated subsidiaries:
	Company-obligated mandatorily redeemable capital trust pass-through securities of subsidiary trusts holding solely a company-guaranteed related subordinated debt	—	156,841

Shareholders’ Equity	Serial convertible preferred shares, $1.00 par value, $10,000 stated value – 10 million shares authorized, 0.02 million shares issued and outstanding	163,871	172,190
	Common shares, $1.00 par value – 50 million shares authorized, 20.5 million and 13.3 million shares issued and outstanding, respectively	20,469	13,277
	Additional paid-in capital	329,730	192,078
	Accumulated other comprehensive income net of deferred income tax (benefit) expense of $(1,615) and $1,242, respectively	(4,855)	1,692
	Retained earnings	194,081	188,670
	Restricted shares at cost (0.4 million and 0.3 million shares, respectively)	(6,741)	(3,391)

	Total shareholders’ equity	696,555	564,516

	Total liabilities and shareholders’ equity	$1,454,416	$1,359,647

The accompanying notes are an integral part of these statements.

PXRE	Consolidated Statements of Income and Comprehensive Income
Group Ltd.	(Dollars in thousands, except per share amounts)

		Three Months Ended		Twelve Months Ended
		December 31,		December 31,

		2004	2003	2004	2003

		(Unaudited)	(Unaudited)	(Unaudited)

Revenues	Net premiums earned	$79,756	$83,063	$308,072	$320,933
	Net investment income	9,237	6,906	26,178	26,931
	Net realized investment (losses) gains	(161)	1,836	(150)	2,447
	Fee income	229	1,481	1,785	5,014

		89,061	93,286	335,885	355,325

Losses and Expenses	Losses and loss expenses incurred	33,796	45,098	226,347	157,598
	Commissions and brokerage	7,825	9,497	36,111	47,360
	Operating expenses	10,533	10,252	41,293	39,701
	Foreign exchange losses (gains)	102	(534)	80	143
	Interest expense	3,442	—	14,389	2,506
	Minority interest in consolidated subsidiaries	—	3,179	—	10,528

		55,698	67,492	318,220	257,836

	Income before income taxes, cumulative effect of accounting change and convertible preferred share dividends	33,363	25,794	17,665	97,489
	Income tax provision (benefit)	610	(2,046)	(6,234)	841

	Income before cumulative effect of accounting change and convertible preferred share dividends	32,753	27,840	23,899	96,648
	Cumulative effect of accounting change, net of $0.2 million tax benefit	—	—	(1,053)	—

	Net income before convertible preferred share dividends	$32,753	$27,840	$22,846	$96,648

	Convertible preferred share dividends	3,478	3,376	14,018	13,113

	Net income available to common shareholders	$29,275	$24,464	$8,828	$83,535

Comprehensive Income, Net of Tax	Net income before convertible preferred share dividends	$32,753	$27,840	$22,846	$96,648
	Net unrealized depreciation on investments	(2,409)	(4,134)	(5,218)	(6,396)
	Minimum additional pension liability	(1,329)	—	(1,329)	—
	Net unrealized appreciation on cash flow hedge	—	—	—	946

	Comprehensive income	$29,015	$23,706	$16,299	$91,198

Per Share	Basic:
	Income before cumulative effect of accounting change and convertible preferred share dividends	$1.99	$2.30	$1.65	$8.06
	Cumulative effect of accounting change	—	—	(0.07)	—
	Convertible preferred share dividends	(0.21)	(0.28)	(0.97)	(1.09)

	Net income available to common shareholders	$1.78	$2.02	$0.61	$6.97

	Average shares outstanding (000’s)	16,444	12,123	14,433	11,992

	Diluted:
	Income before cumulative effect of accounting change	$1.09	$1.14	$0.86	$4.10
	Cumulative effect of accounting change	—	—	(0.04)	—

	Net income	$1.09	$1.14	$0.82	$4.10

	Average shares outstanding (000’s)	29,938	24,462	27,745	23,575

The accompanying notes are an integral part of these statements.

PXRE	Consolidated Statements of Shareholders’ Equity
Group Ltd.	(Dollars in thousands)

		Three Months Ended		Twelve Months Ended
		December 31,		December 31,

		2004	2003	2004	2003

		(Unaudited)	(Unaudited)	(Unaudited)

Convertible Preferred Shares	Balance at beginning of period	$182,730	$168,814	$172,190	$159,077
	Conversion of convertible preferred shares	(22,337)	—	(22,337)	—
	Dividends to convertible preferred shareholders	3,478	3,376	14,018	13,113

	Balance at end of period	$163,871	$172,190	$163,871	$172,190

Common Shares	Balance at beginning of period	$14,426	$12,177	$13,277	$12,030
	Issuance of common shares, net	6,043	1,100	7,192	1,247

	Balance at end of period	$20,469	$13,277	$20,469	$13,277

Additional Paid-in Capital	Balance at beginning of period	$215,334	$172,214	$192,078	$168,866
	Issuance of common shares, net	114,396	19,767	136,077	23,026
	Tax effect of stock options exercised	—	97	1,575	186

	Balance at end of period	$329,730	$192,078	$329,730	$192,078

Accumulated Other Comprehensive Income	Balance at beginning of period	$(1,117)	$5,826	$1,692	$7,142
	Change in unrealized gains	(2,409)	(4,134)	(5,218)	(6,396)
	Change in minimum additional pension liability	(1,329)	—	(1,329)	—
	Change in cash flow hedge	—	—	—	946

	Balance at end of period	$(4,855)	$1,692	$(4,855)	$1,692

Retained Earnings	Balance at beginning of period	$165,673	$164,938	$188,670	$108,062
	Net income before convertible preferred share dividends	32,753	27,840	22,846	96,648
	Dividends to convertible preferred shareholders	(3,478)	(3,376)	(14,018)	(13,113)
	Dividends to common shareholders	(867)	(732)	(3,417)	(2,927)

	Balance at end of period	$194,081	$188,670	$194,081	$188,670

Restricted Shares	Balance at beginning of period	$(7,800)	$(3,838)	$(3,391)	$(1,713)
	Issuance of restricted shares	45	—	(7,291)	(4,582)
	Amortization of restricted shares	1,014	447	3,941	2,904

	Balance at end of period	$(6,741)	$(3,391)	$(6,741)	$(3,391)

Total Shareholders’ Equity	Balance at beginning of period	$569,246	$520,132	$564,516	$453,464
	Conversion of convertible preferred shares	(22,337)	—	(22,337)	—
	Issuance of common shares, net	120,439	20,867	143,269	24,273
	Restricted shares, net	1,059	446	(3,350)	(1,678)
	Unrealized depreciation on investments, net of deferred income tax	(2,409)	(4,134)	(5,218)	(6,396)
	Minimum additional pension liability, net of deferred income tax	(1,329)	—	(1,329)	—
	Unrealized appreciation on cash flow hedge, net of deferred income tax	—	—	—	946
	Net income before convertible preferred share dividends	32,753	27,840	22,846	96,648
	Dividends to common shareholders	(867)	(732)	(3,417)	(2,927)
	Tax effect of stock options exercised	—	97	1,575	186

	Balance at end of period	$696,555	$564,516	$696,555	$564,516

The accompanying notes are an integral part of these statements.

PXRE	Consolidated Statements of Cash Flows
Group Ltd.	(Dollars in thousands)

		Three Months Ended		Twelve Months Ended
		December 31,		December 31,

		2004	2003	2004	2003

		(Unaudited)	(Unaudited)	(Unaudited)

Cash Flow from Operating Activities	Premiums collected, net of reinsurance	$37,324	$39,082	$253,361	$248,857
	Loss and loss adjustment expenses paid, net of reinsurance	(58,595)	(20,941)	(123,698)	(80,113)
	Commission and brokerage paid, net of fee income	(7,000)	(2,335)	(34,543)	(21,738)
	Operating expenses paid	(7,470)	(9,507)	(38,189)	(34,346)
	Net investment income received	3,097	3,778	15,894	13,719
	Interest paid	(1,792)	(1,054)	(15,138)	(11,229)
	Income taxes paid	(253)	(2,887)	(6,271)	(15,680)
	Trading portfolio purchased	—	(15,919)	—	(21,607)
	Trading portfolio disposed	—	16,687	6,965	25,183
	Deposit (paid) received	(2,995)	4,766	(8,440)	45,434
	Other	10,678	23,511	(4,590)	5,777

	Net cash (used) provided by operating activities	(27,006)	35,181	45,351	154,257

Cash Flow from Investing Activities	Fixed maturities available for sale purchased	(146,040)	(196,387)	(496,986)	(527,249)
	Fixed maturities available for sale disposed or matured	108,540	165,415	405,393	378,996
	Hedge funds purchased	—	(23,000)	(13,123)	(35,000)
	Hedge funds disposed	4,989	20,073	15,149	40,009
	Other invested assets purchased	—	(181)	—	(314)
	Other invested assets disposed	334	105	4,417	1,673
	Net change in short-term investments	(43,425)	56,875	(120,547)	(42,453)
	Payable for securities	(47)	(82,923)	(18)	(4)

	Net cash used by investing activities	(75,649)	(60,023)	(205,715)	(184,342)

Cash Flow from Financing Activities	Proceeds from issuance of common shares	98,269	20,867	114,701	21,538
	Cash dividends paid to common shareholders	(867)	(732)	(3,417)	(2,927)
	Proceeds from issuance of minority interest in consolidated subsidiaries	—	30,000	—	62,500
	Repayment of debt	—	—	—	(30,000)
	Cost of shares repurchased	(123)	—	(1,060)	(1,848)

	Net cash provided by financing activities	97,279	50,135	110,224	49,263

	Net change in cash	(5,376)	25,293	(50,140)	19,178
	Cash, beginning of period	21,044	40,515	65,808	46,630

	Cash, end of period	$15,668	$65,808	$15,668	$65,808

	Reconciliation of net income to net cash (used) provided by operating activities:
	Net income before convertible preferred share dividends	$32,753	$27,840	$22,846	$96,648
	Adjustments to reconcile net income to net cash (used) provided by operating activities:
	Reserve for losses and loss expenses	(57,417)	13,325	9,449	2,807
	Reserve for unearned premiums	(23,540)	(25,709)	1,340	(42,148)
	Deferred acquisition costs	2,617	5,286	750	20,226
	Receivables	7,593	3,781	(18,234)	(5,855)
	Reinsurance balances payable	(15,863)	(6,629)	(42,436)	(27,717)
	Reinsurance recoverable	9,563	10,831	93,201	74,678
	Income taxes	146	(4,807)	(12,787)	(14,808)
	Equity in earnings of limited partnerships	(4,731)	(3,632)	(10,744)	(13,373)
	Trading portfolio purchased	—	(15,919)	—	(21,607)
	Trading portfolio disposed	—	16,687	6,965	25,183
	Deposit liability	(2,995)	4,766	(8,440)	45,434
	Receivable on commutation	23,054	—	—	—
	Other	1,814	9,361	3,441	14,789

	Net cash (used) provided by operating activities	$(27,006)	$35,181	$45,351	$154,257

The accompanying notes are an integral part of these statements.